EXECUTION COPY


                       AMENDMENT NO. 5 TO CREDIT AGREEMENT


         AMENDMENT dated as of June 30, 2000 to the Amended and Restated Credit Agreement dated as of June 8, 1999 (the "Credit Agreement") among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "Borrowers"), the BANKS party thereto (the "Banks"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Resetting of the Availability Limit and the Debt Limit. (a) The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is amended by to read in its entirety as follows:

     "Availability  Limit" means,  on any date, an amount equal to the lesser of
(i) the aggregate amount of the Commitments at such date and (ii) $70,000,000; provided that on any date on which the Debt Limit is reset to a new amount in accordance with Section 4.17(c)(ii), Section 4.17(c)(iii) or Section 3 of Amendment No. 5 to this Agreement (and, in the case of any reset pursuant to Section 4.17(c)(iii) or Section 3 of such Amendment No. 5 that constitutes an increase in the Debt Limit, all the Banks have agreed to such new amount, in their sole discretion), the amount set forth in this clause (ii) shall be deemed to have been amended (effective on and as of the date such reset is effective) to be such

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new amount,  without any further action on the part of any Borrower or any Bank.
Except as set forth in the proviso to clause (ii) of the immediately preceding sentence, the Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

         (b) Effective on and as of the date hereof, the "Debt Limit", as determined in accordance with subsection (b) of Section 4.17 of the Credit Agreement, shall be $70,000,000.

         SECTION 3. Additional Review of the Debt Limit and Availability  Limit.
(a) (i) On or prior to August 1, 2000, the Borrowers shall provide to the Banks such information as the Required Banks may reasonably request in order to redetermine the Debt Limit.

         (ii) Reasonably promptly after receipt of the information delivered pursuant to clause (i), Banks having at least 70% of the aggregate amount of the Commitments shall have the option to redetermine the Debt Limit and the Agent shall notify the Borrowers of any such redetermination, upon which notice such new Debt Limit (the "New Debt Limit") shall become immediately effective and binding on all parties to the Credit Agreement and shall be the Debt Limit thereunder, until further determinations thereof in accordance with Section 4.17(c) of the Credit Agreement. The redetermination of the Debt Limit pursuant to this Section shall not affect the ability of the Borrowers to request an additional such redetermination pursuant to Section 4.17(c)(iv) of the Credit Agreement in accordance with, and subject to the terms of, such Section.

         (iii) If upon the effectiveness of the New Debt Limit, the aggregate unpaid principal amount of the Debt of the Borrowers exceeds the New Debt Limit, then the Borrowers shall take one of the actions contemplated by clauses (i),
(ii) and (iii) of Section 2.10 of the Credit Agreement within three (3) Domestic Business Date from the date the Borrowers receive notice from the Agent of the New Debt Limit.

         (iv) Failure by the  Borrowers to comply with the  provisions of clause
(iii) above shall constitute an "Event of Default" under the Credit Agreement and shall entitle the Agent, the Collateral Agent and the Banks to exercise all rights and remedies available under the Financing Documents upon the occurrence of an Event of Default.

         SECTION 4. Additional Condition to Borrowing. Section 6.03 of the Credit Agreement is amended by the addition of the following new subsection (f):

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                  (f) in the case of any Borrowing prior to the  redetermination of the Debt Limit in accordance with Section 3 of Amendment No. 5 to the Agreement which results in the aggregate outstanding principal amount of the Loans exceeding $66,000,000, the fact that any Loan proceeds in excess of $66,000,000 shall be applied on the date of such Borrowing to the payment by the Borrower of the purchase price of
         additional   Proved  Reserves  in  the  United  States  pursuant  to  a transaction which shall have been approved in writing by all Banks.

         SECTION 5. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date on which the Agent shall have received from the Borrowers and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            HALLWOOD ENERGY CORPORATION



                                            By:
                                                  Name:
                                                  Title:


                                            HALLWOOD CONSOLIDATED
                                                RESOURCES CORPORATION



                                            By:
                                                  Name:
                                                  Title:



                                            HALLWOOD ENERGY PARTNERS, L.P.


                                            By: HEC Acquisition Corp., its
                                                   General Partner

                                                  By___________________________
                                                       Name:
                                                        Title:




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                                            MORGAN GUARANTY TRUST
                                                  COMPANY OF NEW YORK



                                            By:
                                                  Name:
                                                  Title:


                                            FIRST UNION NATIONAL BANK



                                            By:
                                                  Name:
                                                  Title:



                                            WELLS FARGO BANK TEXAS, N.A.



                                            By:
                                                  Name:
                                                  Title:

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Acknowledged by:

                                    HALLWOOD LA PLATA, LLC
                                    LA PLATA ASSOCIATES, LLC

                                    By: HALLWOOD PETROLEUM, INC.

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The Manager of Hallwood La Plata LLC and La
                                            Plata Associates LLC

                                    CONCISE OIL AND GAS PARTNERSHIP
                                    EM NOMINEE PARTNERSHIP COMPANY
                                    MAY ENERGY PARTNERS OPERATING
                                                 PARTNERSHIP LTD.

                                    By: HEC ACQUISITION CORP.

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The  General  Partner of Concise Oil and Gas
                                    Partnership, EM Nominee Partnership Company,
                                    May Energy  Partners  Operating  Partnership
                                    LTD.

                                    HALLWOOD CONSOLIDATED PARTNERS,
                                      L.P.

                                    By: HALLWOOD CONSOLIDATED
                                    RESOURCES CORPORATION

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The General Partner of Hallwood Consolidated
                                            Partners, L.P.


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